SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: August 27, 2001

                          TTI HOLDINGS OF AMERICA CORP.
             (Exact name of registrant as specified in its charter)

        Delaware                      000-30734                   11-3255619
(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                               Identification #)



             545 Madison Avenue, 6th Floor, New York, New York 10022
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                  212-759-8899
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.          OTHER EVENTS

         The Company has relocated its Office to 545 Madison Avenue, 6th Floor, New York, New York, pursuant to the Consulting Agreement between Crossover Advisors, LLC and the Company, both dated as of August 23, 2001.

         The new phone number of the Company is:  212-759-8899.



EXHIBITS

Management Services Agreement



         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ Andrew B. Mazzone
         ---------------------------------
         Andrew B. Mazzone
         CEO, President

Date:  August 31, 2001